Exhibit 8

Subsidiaries

Company	Country of Incorporation
Appleton Navigation S.A.	Liberia
Auckland Marine Inc.	Liberia
Baker International S.A.	Liberia
Balticsea Marine Inc.	Liberia
Bayard Maritime Ltd.	Liberia
Bayview Shipping Inc.	Liberia
Blacksea Marine Inc.	Liberia
Bounty Investment Inc.	Liberia
Boxcarrier (No. 1) Corp.	Liberia
Boxcarrier (No. 2) Corp.	Liberia
Boxcarrier (No. 3) Corp.	Liberia
Boxcarrier (No. 4) Corp.	Liberia
Boxcarrier (No. 5) Corp.	Liberia
Boxcarrier (No. 6) Corp.	Liberia
Boxcarrier (No. 7) Corp.	Liberia
Boxcarrier (No. 8) Corp.	Liberia
Cellcontainer (No. 1) Corp.	Liberia
Cellcontainer (No. 2) Corp.	Liberia
Cellcontainer (No. 3) Corp.	Liberia
Cellcontainer (No. 4) Corp.	Liberia
Cellcontainer (No. 5) Corp.	Liberia
Cellcontainer (No. 6) Corp.	Liberia
Cellcontainer (No. 7) Corp.	Liberia
Cellcontainer (No. 8) Corp.	Liberia
Channelview Marine Inc.	Liberia
Commodore Marine Inc.	Liberia
Containers Lines Inc.	Liberia
Containers Services Inc.	Liberia
Continent Marine Inc.	Liberia
Deleas Shipping Limited	Cyprus
Duke Marine Inc.	Liberia
Erato Navigation Inc.	Liberia
Expresscarrier (No. 1) Corp.	Liberia
Expresscarrier (No. 2) Corp.	Liberia
Expresscarrier (No. 3) Corp.	Liberia
Expresscarrier (No. 4) Corp.	Liberia
Expresscarrier (No. 5) Corp.	Liberia
Fastcarrier (No. 1) Corp.	Liberia
Fastcarrier (No. 2) Corp.	Liberia
Fastcarrier (No. 3) Corp.	Liberia
Fastcarrier (No. 4) Corp.	Liberia
Fastcarrier (No. 5) Corp.	Liberia
Fastcarrier (No. 6) Corp.	Liberia
Federal Marine Inc.	Liberia
Geoffrey Shipholding Limited	Liberia
Globalspirit Shipping Limited (exists but does not own a vessel)	Cyprus
Independence Navigation Inc.	Liberia
Karlita Shipping Company Limited	Cyprus
Lacey Navigation Inc.	Liberia
Lito Navigation Inc.	Liberia

Company	Country of Incorporation
Lydia Inc.	Liberia
Medsea Marine Inc.	Liberia
Megacarrier (No. 1) Corp.	Liberia
Megacarrier (No. 2) Corp.	Liberia
Megacarrier (No. 3) Corp.	Liberia
Megacarrier (No. 4) Corp.	Liberia
Megacarrier (No. 5) Corp.	Liberia
Oceanew Shipping Limited	Cyprus
Oceanprize Navigation Limited	Cyprus
Ramona Marine Company Limited	Cyprus
Sapfo Navigation Inc.	Liberia
Saratoga Trading S.A.	Liberia
Seacaravel Shipping Limited	Cyprus
Seacarriers Lines Inc.	Liberia
Seacarriers Services Inc.	Liberia
Seasenator Shipping Limited	Cyprus
Speedcarrier (No. 1) Corp.	Liberia
Speedcarrier (No. 2) Corp.	Liberia
Speedcarrier (No. 3) Corp.	Liberia
Speedcarrier (No. 4) Corp.	Liberia
Speedcarrier (No. 5) Corp.	Liberia
Speedcarrier (No. 6) Corp.	Liberia
Speedcarrier (No. 7) Corp.	Liberia
Speedcarrier (No. 8) Corp.	Liberia
Teucarrier (No. 1) Corp.	Liberia
Teucarrier (No. 2) Corp.	Liberia
Teucarrier (No. 3) Corp.	Liberia
Teucarrier (No. 4) Corp.	Liberia
Teucarrier (No. 5) Corp.	Liberia
Tully Enterprises S.A.	Liberia
Tyron Enterprises S.A.	Liberia
Victory Shipholding Inc.	Liberia
Wellington Marine Inc.	Liberia
Westwood Marine S.A.	Liberia